================================================================================

Fellow Shareholders:


     After several years of strong performance the economy continues to exhibit strength with a low level of inflation and stability of interest rates. Although signs of slowing appeared in the second quarter corporate profits were better than predicted and firms are pursuing growth with added investment. An index of manufacturing strength rose to its highest level since 1994.


     Technology has spurred the rise of stock market prices and your Fund's portfolio has been structured to contain the companies that have been in the forefront of technology.


     I would now like to inform you of a very important development that will affect the Fund and its shareholders. It is disclosed in footnote No. 7 of this Annual report. In the near future you will receive a proxy statement and prospectus that describe the purpose and reasons why management has decided to embark upon this endeavor.


                                                  Sincerely,

                                                  /s/ Charles W. Steadman
                                                  Charles W. Steadman
                                                  Chairman of the Board of
                                                  Trustees and President

================================================================================

================================================================================

                          INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES Of
        STEADMAN INVESTMENT FUND

     We have audited the accompanying statement of assets and liabilities of Steadman Investment Fund, including the portfolio of investments, as of June 30, 1997, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended June 30, 1996 and the financial highlights for the year ended June 30, 1996 and the period January 1, 1995 through June 30, 1995 and each of the three years in the period ended December 31, 1994 were audited by other auditors whose report, dated August 6, 1996, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and/or broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Steadman Investment Fund as of June 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

     Bethesda, Maryland                              Reznick Fedder & Silverman
     July 25, 1997

================================================================================

================================================================================

                           STEADMAN INVESTMENT FUND

                           PORTFOLIO OF INVESTMENTS
                                 June 30, 1997

                                                                       Value
                                                        Shares        (Note 1)
                                                       --------     ------------
         COMMON STOCK -- 100%

Computer Peripherals -- 15.1%
   Cisco Systems (a)...............................      3,500      $  234,937
                                                                    ----------
                         Total Computer Peripherals                    234,937
                                                                    ----------
Computer Software -- 8.1%
   Oracle Corp. (a)................................      2,500         125,937
                                                                    ----------
                            Total Computer Software                    125,937

Computer Switching -- 10.9%
   Xylan Corp. (a).................................     10,000         170,000
                                                                    ----------
                           Total Computer Switching                    170,000
                                                                    ----------
Computer Systems Design -- 16.8%
   Sun Microsystems (a)............................      7,000         260,530
                                                                    ----------
                      Total Computer Systems Design                    260,530
                                                                    ----------
Motor Vechicles -- 8.6%
   General Motors "H"..............................      2,300         132,825
                                                                    ----------
                              Total Motor Vechicles                    132,825
                                                                    ----------
Telecom Mfg. -- 13.9%
   Lucent Technologies.............................      3,000         216,185
                                                                    ----------
                                 Total Telecom Mfg.                    216,185
                                                                    ----------
Semiconductor -- 16.3%
   Intel Corp. Warrants (a)........................      2,500         253,750
                                                                    ----------
                                Total Semiconductor                    253,750
                                                                    ----------
Telephone Services -- 10.3%
   Worldcom Inc. (a)...............................      5,000         160,000
                                                                    ----------
                           Total Telephone Services                    160,000
                                                                    ----------

Total Portfolio of Investments (Cost $1,191,522)                    $1,554,164
                                                                    ==========

(a) Non-Income producing security

    The accompanying notes are an integral part of the financial statements

================================================================================

================================================================================

                           STEADMAN INVESTMENT FUND

                      STATEMENT OF ASSETS AND lIABILITIES

                                 June 30,1997

Assets:
     Investments at value (Cost $1,191,522) (Note 1) .........................       $  1,554,164
     Cash and cash equivalents (Note 1).......................................            139,235
     Interest receivable .....................................................                788
                                                                                     ------------
          Total assets........................................................          1,694,187
                                                                                     ------------
Liabilities:
     Accounts payable and accrued expenses....................................             34,903
     Investment advisory and service fees payable (Note 4)....................              1,358
     Other payable to affiliate (Note 4)......................................             15,235
     Payable for trust shares redeemed........................................              8,801
                                                                                     ------------
          Total liabilities ..................................................             60,297
                                                                                     ------------

Net Assets....................................................................       $  1,633,890
                                                                                     ============

Net assets consist of:
     Accumulated net investment loss..........................................       $ (1,943,059)
     Unrealized appreciation of investments...................................            362,642
     Accumulated net realized losses..........................................           (574,661)
     Capital paid in less distributions since inception.......................          3,788,968
                                                                                     ------------
                                                                                     $  1,633,890
                                                                                     ============

Net asset value,offering price and redemption price per share
($1,633,890 / 1,928,494 shares of no par value trust shares)..................       $        .85
                                                                                     ============

The accompanying notes are an integral part of the financial statements.

================================================================================

================================================================================

                           STEADMAN INVESTMENT FUND

                           STATEMENT OF OPERATIONS
                        for the year ended June 30,1997

Investment Income:
     Dividends....................................................................   $   5,670
     Interest ....................................................................       6,659
                                                                                     ---------
         Total income ............................................................                     $       12,329


Expenses:
     Salaries and employee benefits (Note 4)......................................      87,965
     Shareholder servicing fee (Note 4)...........................................      47,647
     Professional fees............................................................      33,357
     Proposed merger expense (Note 7) ............................................      54,392
     Investment advisory fee (Note 4) ............................................      17,117
     Miscellaneous ...............................................................       9,759
     Rent ........................................................................      11,734
     Computer services ...........................................................       3,992
     Reports to shareholders .....................................................       6,416
     Trustees' fees and expenses (Note 4) ........................................       5,619
     Custodian fees ..............................................................       2,050
                                                                                     ---------
         Total expenses ..........................................................                            280,048
                                                                                                       --------------

         Net investment loss .....................................................                           (267,719)
                                                                                                       --------------

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
     Net realized loss from investment transactions ..............................                           (185,331)
     Change in unrealized appreciation/(depreciation) of investments .............                            418,153
                                                                                                       --------------
     Net gain on investments .....................................................                            232,822
                                                                                                       --------------
         Net decrease in net assets resulting from operations ....................                     $      (34,897)
                                                                                                       ==============

   The accompanying notes are an integral part of the financial statements.

================================================================================

================================================================================

                           STEADMAN INVESTMENT FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                           For the year             For the year
                                                                          ended June 30,           ended June 30,
                                                                              1997                     1996
                                                                          --------------           --------------
Increase (decrease) in net assets from operations:
     Net investment loss...............................................   $     (267,719)           $    (111,105)
     Net realized (loss) gain from investment transactions.............         (185,331)                  47,825
     Change in unrealized appreciation/(depreciation) of investments...          418,153                 (271,135)
                                                                          --------------            -------------
     Net decrease in net assets resulting
          from operations..............................................          (34,897)                (334,415)

Decrease in net assets from trust share transactions (Note 2)..........          (94,680)                (200,097)
                                                                          --------------            -------------
Decrease in net assets.................................................         (129,577)                (534,512)

Net assets at beginning of period......................................        1,763,467                2,297,979
                                                                          --------------            -------------
Net assets at end of period (including accumulated net
investment loss of $1,947,718 and $1,679,999)..........................   $    1,633,890            $   1,763,467
                                                                          ==============            =============

   The accompanying notes are an integral part of the financial statements.

================================================================================

================================================================================


                           STEADMAN INVESTMENT FUND

                             FINANCIAL HIGHLIGHTS

                                                  For the year  For the year  For the period
                                                     ended         ended      January 1, 1993
                                                    June 30,      June 30,    through June 30,    For the years ended December 31,
                                                  ------------  ------------  ----------------  ------------------------------------
                                                     1997          1996            1995*          1994            1993       1992
                                                  ------------  ------------  ----------------  ------------------------------------
Per Share Operating Performance:
  Net asset value,beginning of period .........       $.86          $1.02           $.93           $1.42         $1.38      $1.49
                                                  ------------  ------------  ----------------  ------------------------------------
  Net investment loss .........................       (.03)          (.13)          (.02)           (.08)         (.06)      (.09)
  Net realized and unrealized
     gain (loss) on investments ...............        .02           (.03)           .11            (.41)          .10       (.02)
                                                  ------------  ------------  ----------------  ------------------------------------
     Total from investment operations .........       (.01)          (.16)           .09            (.49)          .04       (.11)
                                                  ------------  ------------  ----------------  ------------------------------------
  Net asset value, end of period ..............       $.85           $.86          $1.02          $  .93         $1.42      $1.38
                                                  ============  ============  ================  ====================================
Ratios/Supplemental Data:
  Total return ................................      (2.05)%       (15.53)%        19.36 %**      (34.51)%        2.89%     (7.05)%
  Ratios of expenses to average net
     assets ...................................      16.47%         10.60%         10.54%**         8.90%         6.48%      7.78%

     Ratio of net investment loss to average
     net assets ...............................     (15.75)%        (5.23)%        (4.24)%**       (6.65)%       (4.52)%    (6.09)%
  Portfolio turnover rate .....................        138%           382%           226%**          282%          179%       263%

  Net assets, end of period (in thousands) ....     $1,634         $1,763         $2,298          $2,159        $3,550     $3,781

*The Fund's fiscal year-end was changed to June 30.
**Annualized

   The accompanying notes are an integral part of the financial statements.

================================================================================

================================================================================

                           STEADMAN INVESTMENT FUND

                         NOTES TO FINANCIAL STATEMENTS


1.   SIGNIFICANT ACCOUNTING POLICIES
     Steadman Investment Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end investment company.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.


     CASH AND CASH EQUIVALENTS
        Management defines cash equivalents as investments that mature in three months or less when acquired. All cash and cash equivalents are invested in a single money market fund maintained by the investment custodian.

     SECURITY VALUATION
        Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Investments for which no sale was reported on that date are valued at the mean between the latest bid and asked prices.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME
        Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis.

     INCOME TAXES
        The Fund is subject to income taxes in years when it does not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund accounts for income taxes using the liability method,whereby deferred tax assets and liabilities arise from the tax effect of temporary differences between the financial statement and tax bases of assets and liabilities,measured using presently enacted tax rates. If it is more likely than not that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recognized.

================================================================================

================================================================================

                           STEADMAN INVESTMENT FUND

2.   TRUST SHARES
     The Trust Indenture does not specify a limit to the number of shares which may be issued. Transactions in trust shares were as follows:

                                        For the year           For the year
                                     ended June 30,1997      ended June 30,1996
                                     ------------------      ------------------
                                     Shares     Amount       Shares      Amount
                                     ------     ------       ------      ------
Shares sold.................         -- 0 --  $ -- 0 --     -- 0 --   $ -- 0 --
Shares redeemed.............        (110,234)   (94,680)   (205,360)   (200,097)
                                   ---------  ---------   ---------   ---------
    Net decrease............        (110,234) $ (94,680)   (205,360)  $(200,097)
                                              =========               =========

Shares outstanding:
    Beginning of period.....       2,038,728              2,244,088
                                   ---------              ---------
    End of Period...........       1,928,494              2,038,728
                                   =========              =========

3.   PURCHASES AND SALES OF SECURITIES
     During the year ended June 30, 1997, purchases and sales proceeds of investment securities aggregated $2,176,772 and $2,455,118, respectively.

     The net unrealized appreciation of investments aggregated $362,642 of which $800,241 related to gross unrealized appreciation where there is an excess of value over tax cost and $437,599 related to gross unrealized depreciation of investments where there is an excess of tax cost over value.

4.   INVESTMENT ADVISORY FEE AND TRANSACTIONS WITH AFFILIATES
     Steadman Security Corporation (SSC), an affilate, has provided investment advisory services under an agreement which first became effective in 1972. On February 28, 1984, at the Annual Meeting of the shareholders, a new Investment Advisory Agreement was approved. Under the new advisory agreement SSC will continue to provide the same services it provides under the same terms and conditions of the previous agreement. The agreement will continue in effect subject to the annual approval by the Board of Trustees or by a majority of the outstanding voting securities of the Fund. The fee for investment advisory services is based on 1% of the first $35,000,000 of the average daily net assets of the Fund, 7/8 of 1% on the next $35,000,000 and 3/4 of 1% on all sums in excess thereof. In addition to the investment advisory fee, SSC received shareholder servicing fees from the Fund for the performance of delegated services (dividend disbursing agent and transfer agent) as defined in the Trust Indenture, as amended. The fee for such services was computed on the basis of the number of shareholder accounts calculated as of the last business day of each month at $1.35 per account. SSC received reimbursements from the Fund for the salaries and benefits of its officers and employees who performed functions other than investment advisory and shareholder service functions for the Fund.

================================================================================

================================================================================

                           STEADMAN INVESTMENT FUND


Certain officers and trustees of the Fund are "affiliated persons" of the Investment Adviser, as defined by the Investment Company Act of 1940.

5.   FEDERAL INCOME TAXES
     In the fiscal year ended June 30, 1997, the Fund did not meet the asset diversification requirements applicable to regulated investment companies. Thus, the Fund did not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. However, the Fund had a net investment loss in the fiscal year ended June 30, 1997, therefore no income tax provision is required. A full valuation allowance has been provided for the deferred tax assets, totalling approximately $958,000 at June 30, 1997, which arise principally from net operating loss carryforwards and capital loss carryforwards available for income tax purposes.

     The Fund has net operating loss carryforwards approximating $1,946,000 which are available to offset future net operating income in non-qualifying years, if any, which expire as follows:(2004) $299,000; (2005) $304,000; (2006)
$222,000; (2007) $278,000; (2008) $217,000; (2009) $204,000; (2010) $40,000;
(2011) $112,000 and (2012) $270,000. Capital loss carryforwards aggregating approximately $575,000 are available to offset future capital gains, if any, expiring as follows:(1999) $147,000; (2000) $243,000 and (2003) $185,000.

6.   EXPIRATION OF SHAREHOLDER STATES REDEMPTION RESTRICTION
     In 1993 the Fund entered into a Settlement Agreement with approximately 47 states (the "Shareholder States") with respect to the recovery of shares and distributions owned by persons who had allegedly abandoned these properties. The Settlement Agreement provides among other things, that the Shareholder States will not request redemption of their shares until February 14, 1998. The Shareholder States currently own 16% of shares in the Fund. In July 1997, the Fund agreed to remove this restriction and allow Shareholder States to redeem shares upon request.

7.   PROPOSED MERGER
     During 1997, management proposed a merger of Steadman American Industry Fund, Steadman Investment Fund, and Steadman Technology and Growth Fund with and into the Steadman Associated Fund, which will change to a close-end investment company whose name will change to Steadman Security Trust (SST). In connection with the merger, SST will amend its investment objective to primarily seek current income and secondarily to maximize total return. Following the proposed merger, fund shares no longer will be sold or redeemed by SST on a request basis, but may be sold to other investors in market transactions. The costs associated with the proposed merger are allocated to all the funds based on the respective net asset values of the funds. The proposed merger requires approval by the shareholders. A Registration Statement or Form N-14 is pending SEC regulatory approval and the proposed merger requires the approval of the Shareholders of all of the funds.

================================================================================

================================================================================

                       THIS PAGE IS INTENTIONALLY BLANK

================================================================================

STEADMAN INVESTMENT FUND
1730 K Street,
N.W.
Washington,
D.C. 20006
1-800-424-8570
202-223-1000 Washington D.C. area

TRANSFER AGENT
Steadman Security Corporation
1730 K Street,
N.W.
Washington,
D.C. 20006

CUSTODIAN
Crestar Bank,
N.A.
1445 New York Avenue,
N.W.
Washington,
D.C.  20005

INDEPENDENT ACCOUNTANTS
Reznick Fedder & Silverman P.C.
4520 East West Highway
Bethesda,
Maryland 20814

For more information about
Steadman Investment Fund.
account information or daily
Net Asset Values,
call:

Shareholder Services
1-800-424-8570
202-223-1000 Washington,
D.C. area

--------------------------------------------------------------------------------

                                   STEADMAN


                                  INVESTMENT
                                     FUND


                                    ANNUAL
                                    REPORT
                                 June 30, 1997


                        A Steadman NO-LOAD Mutual Fund

                        [LOGO]    STEADMAN SECURITY
                                  CORPORATION

                              Investment Adviser

--------------------------------------------------------------------------------